Exhibit 99.1

Form No. 5

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Communications Corporation
		)	CHAPTER 11
		)	Case No. 01-25013 DK
)
)
Debtor(s))

MONTHLY OPERATING REPORT
For the Month Ending December 31, 2002

FINANCIAL BACKGROUND INFORMATION

1.	ACCOUNTING BASIS:	Cash Accrual X

2.	PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.
	Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854 (301) 610-4300

3.	EMPLOYEE INFORMATION:
	Number of employees paid this period:	0
	Current number of employees:	0
	Gross monthly payroll:
	Officers, directors, and principals	0
	Other employees	0
	All post-petition payroll obligations including payroll taxes are current (Circle One)	YES ☒	NO ☐
	Exceptions:

4.	Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period? Yes / No If yes, explain:
	No.

5.	Are all BUSINESS LICENSES or BONDS current?		YES

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

6.	PRE-PETITION ACCOUNTS RECEIVABLE:
	A. Beginning Balance (previous month’s ending balance)	$—
	B. Collected this Period	$—
	C. Ending Balance (A minus B)	$—

7.	POST-PETITION ACCOUNTS RECEIVABLE:
	A. Beginning Balance (previous month’s ending balance)	$—
	B. Incurred this Period	$—
	C. Collected this Period	$—
	C. Ending Balance (A plus B minus C)	$—

Ending Balance Aging:
0-30 Days: $
31-60 Days: $
Over 60 Days:

If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explaining the delinquencies. Not Applicable

8.	POST-PETITION ACCOUNTS PAYABLE:
	A. Beginning Balance (previous month’s ending balance)	$—
	B. Incurred this Period	—
	C. Pay this Period	—
	D. Ending Balance (A plus B minus C) (1)	$—

Ending Balance Aging:
0-30 Days: $
31-60 Days: $
Over 60 Days:

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explaining the delinquencies. Not applicable

(1) Does not include approximately $74,000,000 in intercompany accounts payable.

9.	TAXES: Are all taxes being paid to the proper taxing authorities when due? YES (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period.  Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority.  Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) No taxes relating to Post-Petition activity became due and payable during the post-petition period ending December 31, 2002.

10.	BANK ACCOUNTS: Have you changed banks or any other financial institution during this period? NO

11.	Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all all current? YES

12.	INSURANCE:	Policy expiration dates:
	Auto and truck	10/1/2003
	Fire	10/1/2003
	D&O Insurance	10/28/2003
	Liability	10/1/2003
	Workers Comp.	10/1/2003

13.	ACTIONS OF DEBTOR: During the last month, did the Debtor:
	(a)	Fail to defend or oppose any action seeking to dispossess the debtor from control or custody of any asset of the estate? NO

If yes, explain:

OR consent to relief from the automatic stay ( S362)? Yes, “To the extent provided in the Stipulated Order with Cannon (docket no. 467).”

(b)

Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?  YES
If no, explain:

14.

TRANSFER OR SALE OF PROPERTY:  Did the Debtor or any person with control over any of Debtor’s assets transfer, convey or abandon any of Debtor’s assets to another party during the period of this report other than as set forth herein ( including sales by creditors)?   No

If yes, explain:

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets: None

	Type of Motion		Brief Description of Asset	Projected Income
$

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached. NO

15.	PAYMENTS TO SECURED CREDITORS during Reporting Period: None

	Creditor	Frequency of Payments per Contract	Amount of Each Payment	Next Payment Due	Post-Petition Payments not Made: Numbers and Amounts
			$	/ /
			$	/ /

16.	PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period: None

	Professional		Service	Projected Income
$

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17.	QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

Monthly Disbursements:
	Month 1 (current quarter)	None
	Month 2 (current quarter)	None
	Month 3 (current quarter)	None
	Total	None

Quarterly Fee Owed $ 250.00 (Refer to Fee Calculation Chart on page 16 of instructions) Payment of $250.00, due and payable after December 31, 2002 was paid in January 2003.

18.	VERIFICATION
I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:	January 19, 2003	DEBTOR IN POSSESSION
		By:	Ram Mukunda
		Name/Title:	Chief Executive Officer, President and Director
		Address:	1151 Seven Locks Road
Potomac, MD 20854
		Telephone:	(301) 610-4300

REMINDER: Attach copies of debtor in possession bank statements.

Form No. 6

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Communications Corporation	CHAPTER 11
)	Case No. 01-25013 DK
)
)

MONTHLY OPERATING REPORT
INCOME STATEMENT
(Business Debtor, Accrual Basis)
For the Month Ending December 31, 2002
(All figures refer to post-petition transactions)

	This Month	Year to Date
A. TOTAL SALES/INCOME	$—	$—
COST OF SALES:
Purchases of Inventory	$—	$—
Purchased Services	$—	$—
Other: (Identify)	$—	$—

B. SUBTOTAL Cost of Sales	$—	$—
C. GROSS PROFIT (A - B)	$—	$—
OPERATING EXPENSES:
Professional Fees (Atty. Acct.)	$200,000.00	$2,824,697.00
Taxes	$—	$229,742.00
Stock Option Expense	$5,383.00	$59,213.00

D. SUBTOTAL Operating Expenses	$205,383.00	$3,113,652.00
E. PROFIT/LOSS FROM OPERATION (C-D)	$(205,383.00)	$(3,113,652.00)
Other Income (Expenses)
Interest Expense	$(200,952.61)	$(3,012,389.61)
Interest Income	$—	$29.00
Market adjustment for investment in PSN(1)	$—	$(7,779,670.00)
Provision against investment incl. subsidiaries	$(2,144,897.00)	$(2,144,897.00)

F. SUBTOTAL Other Income (Expenses)	$(2,345,849.61)	$(12,936,927.61)
G. Income Tax Expense
H. NET INCOME (LOSS) (E+F-G)	$(2,551,232.61)	$(16,050,579.61)

(1) See Footnote 2 on Form 10.

NOTE:       Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Case Number 01-25013   Debtor: Startec Global Communications Corporation
SCHEDULE AR (Accounts Receivable)
As of December 31, 2002
(List Post-Petition Receivables Only)

NOT APPLICABLE TO DEBTOR  - No Trade Accounts Receivable

Debtor (Due From)	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days

NOTE:       Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

Case Number 01-25013     Debtor: Startec Global Communications Corporation
SCHEDULE AP (Accounts Payable)
As of December 31, 2002
(List Post-Petition Payables Only)

NOT APPLICABLE TO DEBTOR  - No Accounts Payable

Due to	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days

NOTE:       Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

Form No. 8

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Communications Corporation	)	CHAPTER 11
		)	Case No.	01-25013
)
Debtors (s))

CASH RECONCILIATION REPORT
Operating Account
(Business Debtor, Accrual Basis)

For the Month Ending December 31, 2002
(All figures refer to post-petition transactions)

	Operating Account		Totals
A. Beginning Cash Balance from Balance Sheet			$1,623
B. Net Income for month			$(2,551,233)
Expenses not requiring cash:
Interest		$200,953
Market adjustment for investment in PSN	—
Unearned Compensation		$5,383
C. SUBTOTAL Expenses Not Requiring Cash			$206,336
D. Total Cash from Operations (A+B+C)			$(2,343,274)
Other Sources/Uses of Cash:
Decrease (Incr) - Deferred financing fees		$—
Decrease (Incr) -	$
Increase (Decr) - Accrued Expenses		$(390,062)
Increase (Decr) - Intercompany Payable		$390,066
Increase (Decr) - Investment in Subsidiaries		$2,144,897
Increase (Decr) - Accrued Prof. Fees		$200,000
E. Subtotal Other Sources/Uses of Cash			$2,344,901
F. Ending Cash Balance (D+E)			$1,627
Ending Balance per Bank Statement CMA			1,378
Ending Balance per Bank Statement Premier			249
Less Outstanding Checks	$
Adjustment	$
G. RECONCILIED BANK BALANCE			$1,627

Ending Cash Balance (F) and Reconcilied Bank Balance (G) Should be Equal.

Attach Bank Statements.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Form No. 10

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	Startec Global Communications Corporation	)	CHAPTER 11
		)	Case No.01-25013 DK
)

BALANCE SHEET

As of December 31, 2002

	Asset	Total
Current Assets:
Cash	$1,627
Receivables from Officers, Employees, Affiliates
Notes Receivables Stocks
Inventory
Other Current Assets:	$34,224
A. SUBTOTAL Current Assets		$35,851
Fixed Assets:
Equipment, Furniture & Fixtures
Less: Accumulated Depreciation
B. SUBTOTAL Fixed Assets		$—
Other Assets: (Identify)
Investments	$342,934
Pledged securities	$5,882
Deferred financing fees	$4,582,945
Investment in affiliates (1) (2)	$259,999,222
C. SUBTOTAL Other Assets		$264,930,983
D. TOTAL ASSETS (A+B+C)		$264,966,834

	Liability	Total
Post-Petition Liabilities:
Accrued expenses	$1,242,288
Intercompany Payable	$3,328,056
Notes Payable
Accrued interest on secured debt	$3,176,286

E. SUBTOTAL Post-Petition Liabilities		$7,746,630
Pre-Petition Liabilities:
Priority Claims	$—
Intercompany payable	$70,308,632
Secured Debts	$39,904,224
Unsecured Debts	$169,027,027
F. SUBTOTAL Pre-Petition Liabilities		$279,239,883
Stockholders’ Equity (Deficit):
Common Stock	$165,533
Unearned Compensation	$(31,136)
Additional Paid-in Capital	$133,729,414
Retained Earnings (deficit):
Pre-Petition (2)	$(139,583,794)
Post-Petition	$(16,299,696)
G. SUBTOTAL Stockholders’ Equity		$(22,019,679)
H. TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (E+F+G)		$264,966,834

(1)  Represents the carrying value of investment in affiliates.  Includes certain adjustments to reflect current market value and/or the equity in income or loss of affiliates.

(2)  Includes prior period adjustments made as part of the Company’s year-end close procedures.   The Company will restate its Monthly Operating Report for the post petition period ending December 31, 2002 after the audit for the year ending December 31, 2001 and year ending December 31, 2002 has been completed.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE